AGREEMENT OF PURCHASE AND SALE

                                 BY AND BETWEEN

                                   BRE-N, INC.

                                       AND

                        HOMES FOR AMERICA HOLDINGS, INC.








                                TABLE OF CONTENTS



ARTICLE I - PURCHASE AND SALE OF PROPERTY.......................................
         Section 1.1       Sale.................................................
         Section 1.2       The Property.........................................
         Section 1.3       Purchase Price and Deposit...........................
         Section 1.4       Title to the Property................................

ARTICLE II - CONDITIONS.........................................................
         Section 2.1       Conditions Period....................................
         Section 2.2       Seller's Deliveries..................................

ARTICLE III - TITLE.............................................................
         Section 3.1       Preliminary Title Report and Survey..................
         Section 3.2       Owner's Title Insurance Policy for the Property......

ARTICLE IV - REPRESENTATIONS AND WARRANTIES, COVENANTS,
                  AND INDEMNIFICATIONS..........................................
         Section 4.1       Representations and Warranties of Seller.............
         Section 4.2       Representations and Warranties of Buyer..............
         Section 4.3       Survival of Representations and Warranties...........
         Section 4.4       Buyer's Covenants and Seller's Condition.............
         Section 4.5       Seller's Covenants and Buyer's Condition.............
ARTICLE V - DAMAGE..............................................................
         Section 5.1       Damage...............................................

ARTICLE VI - BROKERS AND EXPENSES...............................................
         Section 6.1       Broker...............................................
         Section 6.2       Expenses.............................................

ARTICLE VII - LEASES AND OTHER AGREEMENTS.......................................
         Section 7.1       Leasing Costs........................................
         Section 7.2       Seller's Pre-Closing Operations......................
ARTICLE VIII - CLOSING AND ESCROW...............................................
         Section 8.1       Escrow Instructions..................................
         Section 8.2       Closing..............................................
         Section 8.3       Deposit of Documents.................................
         Section 8.4       Prorations...........................................
ARTICLE IX - PROVISIONS WITH RESPECT TO DEFAULT.................................
         Section 9.1       Default by Seller....................................
         Section 9.2       Default by Buyer.....................................

ARTICLE X - MISCELLANEOUS.......................................................
         Section 10.1      Notices..............................................
         Section 10.2      Entire Agreement.....................................
         Section 10.3      Time.................................................
         Section 10.4      Attorneys' Fees......................................
         Section 10.5      No Merger............................................
         Section 10.6      Assignment...........................................
         Section 10.7      Counterparts.........................................
         Section 10.8      Governing Law........................................
         Section 10.9      Interpretation of Agreement..........................
         Section 10.10     Amendments...........................................
         Section 10.11     Drafts Not an Offer to Enter into a Legally Binding
                           Contract.............................................
         Section 10.12     No Partnership.......................................
         Section 10.13     No Third Party Beneficiary...........................
         Section 10.14     Exhibits.............................................


EXHIBITS:

Exhibit "A"       The Land
Exhibit "B"       The Deed
Exhibit "C"       The Bill of Sale
Exhibit "D"       The Lease Assignment
Exhibit "E"       The Designation Agreement





                         AGREEMENT OF PURCHASE AND SALE


         THIS AGREEMENT OF PURCHASE AND SALE (the "Agreement") dated June ___, 1998 is made and entered into by and between BRE-N, INC., a Texas Corporation ("Seller"), and HOMES FOR AMERICA HOLDINGS, INC. ("Buyer").

                                     RECITAL

         Seller is the owner of the Property (as defined in Section1.2 below). Seller desires to sell the Property to Buyer, and Buyer desires to purchase the Property from Seller, all on the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, Seller and Buyer hereby agree as follows:

                                    ARTICLE I
                           PURCHASE AND SALE OF PROPERTY

          Section 1.1. Sale. Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, subject to the terms, covenants and conditions set forth herein, that certain tract or parcel of land situated in the City of Dallas, County of Dallas, State of Texas, as more particularly described in Exhibit "A" attached hereto and made a part hereof for all purposes (the "Land"), together with the following:

                (a) all rights, privileges and easements appurtenant to Seller's interest in the Land, including, without limitation, (i) all minerals, oil, gas and other hydrocarbon substances on and under the Land, (ii) any and all development rights, air rights, sewer rights and permits, water, water rights, riparian rights and water stock relating to the Land and (iii) any easements, licenses, covenants and other rights-of-way or other appurtenances used in connection with the beneficial use and enjoyment of the Land and all of Seller's right, title and interest, if any, in and to all roads and alleys adjoining or servicing the Land (collectively, the "Appurtenances");

                  (b) all improvements and fixtures located on the Land, as well as all buildings and structures presently located on the Land, including without limitation, all apparatus, equipment and appliances used in connection with the operation or occupancy of the Land or any of the foregoing improvements, such as heating and air conditioning systems and facilities used to provide any utility, refrigeration, ventilation, garbage disposal or other services, and all on-site parking (collectively, the "Improvements");

                  (c) all furniture, equipment, machinery and other tangible personal property (the "Personal Property") owned by Seller located on and used in connection with the Land or the Improvements as of the date hereof or as of the Closing Date, as defined in Section 8.2 below; and

                  (d) all right, title and interest of Seller in and to any intangible personal property, to the extent assignable, now or hereafter owned by Seller and used in the ownership, use or operation of the Land, Improvements, or Personal Property, including, without limitation, (i) the right, if any, to use any trade name now used in connection with the Property, as defined below, (ii) any and all lease rights, including, without limitation, the lessor's interest in and to all leases of spaces in the Property (the "Leases"), the lessor's interest in all security deposits, prepaid rent, charges and other sums, if any, under the Leases, and any and all guaranties of the Leases, (iii) any and all utility contracts or other service, maintenance and utility agreements or rights relating to the ownership, use or operation of the Property approved by Buyer in writing (the "Contracts"), (iv) licenses, permits, approvals, certificates of occupancy, development rights, zoning rights and other approvals necessary for the current ownership, use and operation of the Land and the other Property, and (v) all warranties relating to the Property (collectively, the "Intangible Property").

          Section 1.2 The Property. The Land and all of Seller's right, title and interest in and to the items referred to in subparagraphs (a) through (d) above are collectively referred to herein as the "Property."

         Section 1.3 Purchase Price and Deposit.

         (a) The purchase price of the Property is One Million Fifty Thousand and No/100 Dollars ($1,050,000.00) (the "Purchase Price") and shall be paid by Buyer to Seller by wire transfer in immediately available funds at the closing of the purchase and sale contemplated hereunder (the "Closing").

         (b) On or before the expiration of the second business day following the date of execution of this Agreement by Buyer and Seller, Buyer shall deposit in escrow with Safeco Land Title, 8080 N. Central Expressway, Suite 500, Dallas, Texas 75206, Attn.: Ms. Maggie Fielding, (214) 360-3600 (the "Title Company"), a cash deposit in the amount of Twenty-Five Thousand and No/100 Dollars ($25,000.00) (such deposit and any interest thereon, the "Deposit"). The Deposit shall be held by the Title Company in an interest bearing account and all interest accruing thereon shall be deemed a part of the Deposit. If the sale of the Property as contemplated hereunder is consummated, then the Deposit shall be paid to Seller as a credit to the Purchase Price. If this Agreement is terminated (for reasons other than default of Buyer hereunder), the Deposit shall be returned to Buyer; provided, however, if termination of this Agreement is due to Buyer's default hereunder, the Deposit shall be delivered to Seller pursuant to the terms of Section 9.2 below. In consideration for the provisions continued in Section 2.1 herein, Buyer agrees to deposit an additional One Hundred and No/100 Dollars with the Title Company, which additional deposit shall be non-refundable to Buyer in any circumstances.

         Section 1.4  Title to the Property.
         (a) At the Closing, Seller shall convey, transfer and assign to Buyer fee simple title to the Land, subject to the Permitted Exceptions, as defined below, by a duly executed and acknowledged Special Warranty Deed in the form attached hereto as Exhibit "B" and made a part hereof for all purposes (the "Deed").

         (b) At the Closing, Seller shall transfer title to property other than the Land, including the Personal Property and the Improvements, subject to the Permitted Exceptions, by a Bill of Sale (the "Bill of Sale") and an Assignment of Leases, Service Contracts and Warranties (the "Lease Assignment") in the forms attached hereto as Exhibits "C" and "D", respectively.

                                   ARTICLE II
                                   CONDITIONS

          Section 2.1 Conditions Period Buyer, or its consultants, shall commence due diligence with respect to the Property upon Buyer's and Seller's execution hereof, and the due diligence period shall expire at 5:00 p.m. (Dallas, Texas time) on the date that is forty-five (45) days following the date of execution hereof (the "Conditions Period"). During the Conditions Period, Seller shall make the Property available to Buyer and its agents, consultants and engineers for such inspections and tests as Buyer deems appropriate. Buyer, its agents, consultants and engineers, shall have the right to conduct engineering and environmental inspections and surveys of the Property, including environment studies, soils/boring tests, removal of small samples of soil, carpet or similar samples, air tests or other tests as Buyer may reasonably deem necessary. Buyer, its agents and consultants, shall also have the right to inspect all books and records maintained by the Seller in connection with the Property, including, without limitation, all Leases, agreements, surveys, title insurance policies, letters and proposals relating to the utilization of the Property. Due to the confidential nature of the sale transaction contemplated hereby, Buyer must notify Seller at least 24 hours before entering the Property and
          (i) if Seller reasonably objects to such entry at the time requested by Buyer, Buyer and Seller will agree on a mutually acceptable time for such entry, and (ii) Seller shall have the right to accompany or have a representative of Seller accompany Buyer (at no cost to Buyer) on each such entry upon the Property. Buyer hereby agrees to (a) restore the Property to its previous condition promptly following the completion of each such inspection, and (b) indemnify and hold Seller harmless from and against all loss, cost or damage actually incurred by Seller arising out of actions taken at or in regard to the Property by Buyer or its agents, engineers or consultants. Notwithstanding anything to the contrary contained in this Agreement, Seller acknowledges that Buyer shall have the right, in its sole and absolute discretion, to terminate this Agreement on or before the expiration of the Conditions Period. In the event Buyer shall deliver to Seller on or before the end of the Conditions Period written notice of Buyer's election to terminate this Agreement pursuant to this Section 2.1, the Deposit will be immediately returned to Buyer by the Title Company and neither party shall have any further rights or obligations hereunder, except as provided in this Section 2.1 and Section 6.1 below.

          Section 2.2 Seller's Deliveries. Not later than seven (7) days after Buyer's and Seller's execution hereof, Seller shall deliver or otherwise make available to Buyer and Buyer's agents, consultants and engineers, to the extent in Seller's actual possession, all books and records maintained by Seller in connection with the Property, which shall include, without limitation, the following documents:

         (1) copies of the 1995, 1996 and 1997 property tax bills and any tax statements or notices relating to 1998 taxes or appraised value;

         (2) an inventory of the Personal Property, if any, to be conveyed to Buyer;

         (3) copies of all the Leases, including any and all modifications, supplements or amendments thereto;

         (4) a true and correct current rent roll for the Property showing the total leasable area within the Property, the name of each tenant and containing information relating to each Lease including (i) the commencement date and scheduled expiration date thereof; (ii) the rental paid by the tenant thereunder;
                  (iii) the amount of the security deposit and any other deposits paid by the tenant thereunder; (iv) the square footage leased thereunder (the "Rent Roll");

         (5) a complete list of, and copies of, all management contracts, laundry leases, telephone or cable t.v. agreements and other contracts or agreements, if any currently existing with respect to all or any part of the Property;

         (6) books, records and financial information on the Property, including without limitation bank statements for the Property for the 6-month period preceding the date of this Agreement and operating statements for the years 1996 and 1997 plus all year-to-date operating information, if available;

         (7) reports, tests and studies, including engineering and environmental matters; prepared or generated within the 12 month period preceding the date of this Agreement and copies of all other reports, tests and studies, environmental inspection/testing reports, engineering reports, soils reports, and site plans currently in Seller's possession with respect to all or any portion of the Property;

         (8)      warranties relating to any portion of the Property;

         (9)      plans and specifications for the Property;

         (10)     any title insurance policies or surveys of the Property;

         (11) copies of all utility bills for the 12 month period preceding the date of this Agreement; and

         (12) a list of any capital repairs made to the Property within the previous 12 month period preceding the date of this Agreement.

Failure of Seller to deliver the foregoing within the time specified above shall not constitute a Seller default hereunder.


                              ARTICLE III  TITLE

          Section 3.1 Preliminary Title Report and Survey. Within fifteen (15) days of complete execution hereof, Seller shall cause the Title Company to provide Buyer a commitment of title insurance (the "Title Commitment"), with respect to the Property, together with copies of the documents creating exceptions to title to the Property as shown thereon and a current survey of each tract or parcel comprising the Property, certified to Seller, Buyer and the Title Company (the "Survey").

          Buyer shall have a period (the "Title Period") expiring on ten (10) days following the date that the later of the Title Commitment, the underlying documents or the Survey is delivered to it in which to advise Seller in writing of its objections to the exceptions to title to the Property as shown on the Title Commitment and/or the Survey. Any such exception to title shown in the Title Commitment and/or the Survey to which Buyer does not specifically object (by delivering written notice to Seller within such Title Period specifying the objected to exception) shall be deemed to have been approved by Buyer. Seller shall have no obligation to cure or attempt to cure any of Buyer's objections to the Title Commitment or the Survey. In the event Seller is unable or unwilling to so cure Buyer's title or Survey objections, if any, within five (5) days following the timely delivery to Seller of Buyer's list of objections to the title to the Property, Seller shall so notify Buyer in writing of Seller's inability or unwillingness to cure such objections. Thereafter, Buyer may, at its option, exercised by delivering written notice to Seller within five (5) days following the date Seller delivers written notice to Buyer that Seller is so unable or unwilling to cure such title objections, (i) accept title to the Property subject to the uncured objections raised by Buyer as permitted hereby, without an adjustment in the Purchase Price, in which event said uncured objections shall be deemed to be waived for all purposes and such uncured items as to which Buyer had an objection shall be deemed approved by Buyer, or (ii) terminate this Agreement, in which event the Deposit shall be immediately returned to Buyer by the Title Company and this Agreement shall be of no further force or effect. If Buyer fails to give such written notice to Seller within such five (5) day period, Buyer shall be deemed to have elected option (i) above. All matters disclosed by the Title Commitment and/or the Survey which Buyer either approves or is deemed to have approved are herein referred to as the "Permitted Exceptions."

          Section 3.2 Owner's Title Insurance Policy for the Property. At or promptly after the Closing, Seller will cause the Title Company to deliver to Buyer an Owner Policy of Title Insurance (the "Title Policy") in the full amount of the Purchase Price, insuring Buyer's fee simple title to the Property, subject only to the Permitted Exceptions.

                                  ARTICLE IV
          REPRESENTATIONS AND WARRANTIES,COVENANTS, AND INDEMNIFICATIONS

          Section 4.1 Representations and Warranties of Seller. Seller hereby makes the following representations and warranties, which representations and warranties shall be true and correct as of the date of execution of this Agreement and as of the Closing Date:

                  (a) Seller has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by Seller's creditors,  (iii)  suffered  the  appointment  of a  receiver  to  take possession of all, or substantially all, of Seller's assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Seller's assets, (v) admitted in writing its inability to pay its debts as they come due or (vi) made an offer of settlement, extension or composition to its creditors generally.

                  (b) Seller is not a "foreign person" as defined in Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code") and any related regulations.

                  (c) This Agreement (i) has been duly executed and delivered by Seller, (ii) is the legal, valid and binding obligation of Seller, and
         (iii) does not violate any provision of any agreement or judicial order to which Seller is a party or to which Seller is subject. All documents to be executed by Seller which are to be delivered to Buyer at Closing
         (iv) at the time of Closing will be duly executed and delivered by Seller, (v) at the time of Closing will be legal, valid and binding obligations of Seller, and (vi) at the time of closing will not violate any provision of any agreement or judicial order to which Seller is a party or to which Seller is subject.

                  (d) To Seller's knowledge, there is no condemnation proceeding affecting the Property or any portion thereof currently pending nor, to Seller's knowledge, is any such proceeding threatened.

                  (e) Seller has received no notice of and has no knowledge of any violations or investigations of violations or alleged violations of any applicable governmental requirements in respect of the use, occupation and construction of the Property, including but not limited to environmental, zoning, platting and other land use requirements, and any violations thereof that occur before Closing, whether now noted or issued, shall be complied with by Seller, so that the Property shall be conveyed free of the same at Closing.

                  (f) Seller has received no notice of and has no knowledge of any default or breach by Seller or any previous owner of the Property under any covenants, conditions, restrictions, rights-of-way, or easements which may affect the Property or any portion thereof. Seller has received no notice of and has no knowledge of any condition which would result in the termination or impairment of access to the Property or discontinuation of necessary sewer, water, electric, gas, telephone, or other utilities.

                  (g) No work has been performed or is in progress at, and no materials have been furnished to, the Property which have not been paid for or will not be paid for in full by Seller prior to the Closing Date. All bills and other payments due with respect to the ownership, operation and maintenance of the Property have been paid or will be paid prior to Closing in the ordinary course of business.

                  (h) To Seller's knowledge, no special or general assessments have been levied, other than as shown in the Title Commitment, or are threatened against all or any part of the Property.

                  (i) To Seller's knowledge, there are no defaults under any management agreements, service contracts or other agreements affecting the Property or the operation or maintenance thereof.

                  (j) To Seller's knowledge, the rent-roll as provided pursuant to Section 2.2 herein is true and correct as of the date hereof.


         SELLER'S PREDECESSOR IN INTEREST ACQUIRED THE PROPERTY THROUGH FORECLOSURE AND CONSEQUENTLY SELLER HAS LITTLE, IF ANY, KNOWLEDGE OF THE PHYSICAL OR ECONOMIC CHARACTERISTICS OF THE PROPERTY. ACCORDINGLY, EXCEPT AS EXPRESSLY SET FORTH HEREIN AND IN THE DEED, SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE (OTHER THAN SELLER'S WARRANTY OF TITLE TO BE SET FORTH IN THE DEED), ZONING, TAX CONSEQUENCES, PHYSICAL OR ENVIRONMENTAL CONDITION, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, GOVERNMENTAL REGULATIONS, THE TRUTH, ACCURACY OR COMPLETENESS OF THE ITEMS OR ANY OTHER INFORMATION PROVIDED BY OR ON BEHALF OF SELLER TO BUYER OR ANY OTHER MATTER OR THING REGARDING THE PROPERTY. UPON CLOSING SELLER SHALL SELL AND CONVEY TO BUYER AND BUYER SHALL ACCEPT THE PROPERTY "AS IS, WHERE IS, WITH ALL FAULTS." BUYER HAS NOT RELIED UPON AND WILL NOT RELY UPON, EITHER DIRECTLY OR INDIRECTLY, ANY REPRESENTATION OR WARRANTY OF SELLER WITH RESPECT TO THE PROPERTY. BUYER WILL CONDUCT SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS BUYER DEEMS NECESSARY TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER. UPON CLOSING, BUYER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY BUYER'S INVESTIGATIONS. EXCEPT AS OTHERWISE PROVIDED HEREIN, BUYER, UPON CLOSING, HEREBY WAIVES, RELINQUISHES AND RELEASES SELLER FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT (I.E., NEGLIGENCE AND STRICT LIABILITY), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES AND COURT COSTS) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH BUYER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER AT ANY TIME BY REASON OF OR ARISING OUT OF ANY CONSTRUCTION DEFECTS, PHYSICAL AND ENVIRONMENTAL CONDITIONS, THE VIOLATION OF ANY APPLICABLE LAWS AND ANY AND ALL OTHER MATTERS REGARDING THE PROPERTY THAT ACCRUE FROM AND AFTER THE DATE OF CLOSING. BUYER, UPON CLOSING, SHALL AUTOMATICALLY INDEMNIFY AND HOLD SELLER HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT (I.E., NEGLIGENCE AND STRICT LIABILITY)), LOSS, DAMAGE, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES AND COURT COSTS) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, FIXED OR CONTINGENT, ASSERTED AGAINST OR INCURRED BY SELLER BY REASON OF OR ARISING OUT OF THE VIOLATION OF ANY APPLICABLE LAWS PERTAINING TO ANY ADVERSE PHYSICAL OR ENVIRONMENTAL CONDITION PLACED OR OCCURRING ON THE PROPERTY ON OR AFTER THE CLOSING DATE. SHOULD ANY CLEAN-UP, REMEDIATION OR REMOVAL OF HAZARDOUS SUBSTANCES OR OTHER ENVIRONMENTAL CONDITIONS ON THE PROPERTY BE REQUIRED FOR ANY ACTIVITY OCCURRING ON THE PROPERTY AFTER THE DATE OF CLOSING, IT IS HEREBY UNDERSTOOD AND AGREED THAT SUCH CLEAN-UP, REMOVAL OR REMEDIATION SHALL BE THE RESPONSIBILITY OF AND SHALL BE PERFORMED AT THE SOLE COST AND EXPENSE OF BUYER. THE TERMS, CONDITIONS, OBLIGATIONS AND INDEMNITIES OF THIS SECTION 3.1 SHALL EXPRESSLY SURVIVE THE CLOSING AND NOT MERGE THEREIN.

         BUYER REPRESENTS AND WARRANTS TO SELLER THAT BUYER HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE BUYER TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT. FURTHER, BUYER ACKNOWLEDGES THAT IT IS NOT IN A DISPARATE BARGAINING POSITION RELATIVE TO SELLER WITH RESPECT TO THIS AGREEMENT. TO THE EXTENT APPLICABLE AND PERMITTED BY LAW (AND WITHOUT ADMITTING SUCH APPLICABILITY), BUYER HEREBY WAIVES THE PROVISIONS OF THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, CHAPTER 17, SUBCHAPTER E, SECTIONS 17.41 THROUGH 17.63, INCLUSIVE (OTHER THAN
SECTION 17.55, WHICH IS NOT WAIVED).

         Section 4.2 Representations and Warranties of Buyer. Buyer hereby makes the following representations and warranties, which representations and warranties shall be true and correct as of the date of execution of this Agreement and as of the Closing Date:

          (a) Buyer has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by Buyer's creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of Buyer's assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Buyer's assets, (v) admitted in writing its inability to pay its debts as they come due or (vi) made an offer of settlement, extension or composition to its creditors generally.

          (b) This  Agreement (i) has been duly executed and delivered by Buyer,
          (ii) is the legal, valid and binding obligation of Buyer, and (iii) does not violate any provision of any agreement or judicial order to which Buyer is a party or to which Buyer is subject. All documents to be executed by Buyer which are to be delivered to Seller at Closing
          (iv) at the time of Closing will be duly executed and delivered by Buyer, (v) at the time of Closing will be legal, valid and binding obligations of Buyer, and (vi) at the time of Closing will not violate any provision of any agreement or judicial order to which Buyer is a party or to which Buyer is subject.

          Section 4.3 Survival of Representations and Warranties. The representations and warranties of Seller and Buyer contained herein shall survive the Closing for a period of one (1) year after the Closing; provided, that if a party notifies the other party during such one-year period that any representation or warranty of such other party has been breached during such one-year period, then the notifying party shall have until the later of (a) a period of six (6) months following the date of such notification of the notifying party and (b) the expiration of such one-year period in which to initiate a lawsuit against the other party with respect to such a breach. Any claim that a party may have at any time against the other party for breach of any such representation or warranty, whether known or unknown, which is not asserted by written notice to the breaching party within such one-year period shall not be valid or effective, and the breaching party shall have no liability with respect thereto.

          Section 4.4 Buyer's Covenants and Seller's ConditionSection 4.4 Buyer's Covenants and Seller's ConditionSection 4.4 Buyer's Covenants and Seller's ConditionSection 4.4 Buyer's Covenants and Seller's Condition.

          (a) Buyer shall promptly notify Seller in writing of any event or circumstance of which Buyer actually becomes aware that materially affects the truth of any of Buyer's representations and warranties herein.
          (b) It shall be a condition to Seller's obligation to sell the Property that as of the date of Closing there shall be no material breach by Buyer of any of the covenants, undertakings or agreements to be performed by Buyer prior to or at Closing pursuant to the terms of this Agreement other than such matters as shall have been cured by Buyer; and that each representation and warranty made in this Agreement by Buyer shall be true in all material respects both at the time made and as of the date of Closing. If any of the foregoing conditions is not satisfied or waived as of the date of Closing, Seller may, by written notice given to Buyer at or before the Closing, elect either to (i) terminate this Agreement or (ii) waive such condition. If Seller elects to terminate this Agreement, the Deposit shall be promptly paid to Seller by the Title Company and neither party shall have any further rights or obligations hereunder, except as set forth in Sections 2.1 and 6.1 hereof.

         Section 4.5       S  Seller=s Covenants and Buyer's Condition.

        (a) Seller shall promptly notify Buyer in writing of any event or circumstance of which Seller actually becomes aware that materially affects the truth of any of Seller's representations and warranties herein.

         (b) It shall be a condition to Buyer's obligations to purchase the Property that as of the date of Closing there shall be no material breach by Seller of any of the covenants, undertakings or agreements to be performed by Seller prior to or at Closing pursuant to the terms of this Agreement other than such matters as shall have been cured by Seller; and that each representation and warranty made in this Agreement by Seller shall be true in all material respects both at the time made and as of the date of Closing. If any of the foregoing conditions is not satisfied or waived as of the date of Closing, Buyer may, by written notice given to Seller at or before the Closing, elect either to
(i) terminate this Agreement or (ii) waive such condition. If Buyer elects to terminate this Agreement, the Deposit shall be promptly paid to Buyer by the Title Company and neither party shall have any further rights or obligations hereunder, except as set forth in Sections 2.1 and 6.1 hereof.

                                    ARTICLE V
                                     DAMAGE

          Section 5.1 Damage. Seller agrees to give Buyer prompt written notice of any fire or other casualty affecting the Property occurring during the term of this Agreement or of any actual or threatened taking or condemnation of all or any portion of the Property which occurs during the term of this Agreement and of which Seller has actual knowledge. If prior to the Closing, there shall occur:
         (a) damage to the Property caused by fire or other casualty which Seller's insurer reasonably estimates would cost $100,000.00 or more to repair; or

         (b) the taking or condemnation of all or any portion of the Property as would materially interfere with Buyer's proposed use thereof;

then, in either of such events, Buyer may terminate this Agreement by written notice given to Seller within five (5) days after Buyer has received the notice referred to above or at the Closing, whichever is earlier. If Buyer does not elect to so terminate this Agreement, then the Closing shall take place as provided herein, except that the Purchase Price shall be reduced by the amount of any deductible, and there shall be assigned to Buyer at the Closing all right, title and interest of Seller in and to all insurance proceeds or condemnation awards which may be payable on account of such occurrence, less such amounts as are paid by Seller to pay costs related to the collection of such proceeds and/or the repair of the damage, which shall be retained by or paid to Seller.

         If prior to the Closing there shall occur:

         (i) damage to the Property caused by fire or other casualty which Seller's insurer reasonably estimates would cost less than $100,000.00 to repair; or

         (ii) the taking or condemnation of a portion of the Property which is not material to Buyer's proposed use thereof;

then, and in such event, Buyer shall not have any right to terminate this Agreement pursuant to this Section 5.1 as a result of such damage, taking or condemnation, except that the Purchase Price shall be reduced by the amount of any deductible, but there shall be assigned to Buyer at the Closing all right, title and interest of Seller in and to all insurance proceeds or condemnation awards which may be payable on account of any such occurrence, less such amounts as are paid by Seller to pay costs related to the collection of such proceeds and/or the repair of the damage, which shall be retained by or paid to Seller.

                                   ARTICLE VI
                              BROKERS AND EXPENSES

          Section 6.1 Broker. The parties represent and warrant to each other that, with the exception of a commission in the amount of Thirty-One Thousand Five Hundred and No/100 Dollars ($31,500.00) (which amount represents 3% of the Purchase Price, as previously agreed by the parties hereto) to be paid by Seller to Pinnacle Realty -- Tom Flood ("Broker"), such commission being due and payable only in the event the sale of the Property pursuant to this Agreement actually closes in accordance with the terms hereof and the Purchase Price is unconditionally paid to Seller, no broker or finder was instrumental in arranging or bringing about this transaction and that there are no claims or rights for brokerage commissions or finder's fees in connection with the transaction contemplated by this Agreement. If any person (other than Broker) brings a claim for a commission or finder's fee based upon any contact, dealings or communication with Buyer or Seller, then the party through whom such person makes his claim shall defend the other party (the "Indemnified Party") from such claim, and shall indemnify the Indemnified Party and hold the Indemnified Party harmless from any and all costs, damages, claims, liabilities or expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by the Indemnified Party in defending against the claim. The provisions of this Section 6.1 shall survive the Closing or, if the purchase and sale is not consummated, any termination of this Agreement.

          Section 6.2 Expenses. Except as provided in Section 8.4(b) below or elsewhere in this Agreement, each party hereto shall pay its own expenses incurred in connection with this Agreement and the transactions contemplated hereby.

                                   ARTICLE VII
                            LEASES AND OTHER AGREEMENTS
          Section 7.1 Leasing Costs. Subject to the terms and provisions herein and of Section 8.4 below, Seller shall be responsible for all costs which are payable prior to Closing with respect to Leases of space in the Property, and Buyer shall be responsible for all costs which are payable after Closing with respect to Leases of space in the Property.

          Section 7.2..Seller's Pre-Closing Operations. Seller will continue to manage, or cause to be managed, the Property in accordance with Seller's current practice. After expiration of the Conditions Period, Seller will not enter into any new service contracts that are not terminable with thirty (30) days' notice or lease any space, other than in the ordinary course of business, in the Property without the written consent of Buyer, which consent shall not be unreasonably withheld, conditioned or delayed.

                                   ARTICLE VIII
                                CLOSING AND ESCROW
          Section 8.1 Escrow Instructions. Seller and Buyer agree to execute such escrow instructions as may be appropriate to enable the Title Company to comply with the terms of this Agreement.

          Section 8.2 Closing. The Closing hereunder shall be held (either by mail or in person), and delivery of all items to be made at the Closing under the terms of this Agreement shall be made (either by mail or in person), at the offices of the Title Company, or such other place mutually agreed to by the parties, at 5:00 p.m. Dallas, Texas time on the date which is thirty (30) days after expiration of the Conditions Period, or on such other date and time as Buyer and Seller may mutually agree upon in writing (the "Closing Date"). Such date and time may not be extended without the written approval of both Seller and Buyer. Notwithstanding the above, upon five (5) days' written notice to Seller and the payment of a non-refundable extension fee in the amount of Five Thousand Dollars ($5,000.00) paid to Seller by Buyer, Buyer may elect to extend the Closing Date for up to thirty
          (30) days from the scheduled Closing Date.

          Section 8.3 Deposit of Documents

         (a) At or before the Closing, Seller shall deposit into escrow with the Title Company the following items:

              (i)    one (1) duly executed and acknowledged original Deed;

              (ii)   three (3) duly executed counterparts of the Bill of Sale;

              (iii)  three  (3)  duly  executed  counterparts  of the  Lease
                     Assignment;

               (iv) an affidavit pursuant to Section 1445(b)(2) of the Internal Revenue Code (the "Code") in a form complying with the requirements of the Code, and on which Buyer is entitled to rely, that Seller is not a "foreign person" within the meaning of Section 1445(f)(3) of the Code;

               (v) with respect to any service contract to be assumed by Buyer, to the extent in Seller's actual possession, the original of each service contract relating to the Property;

               (vi) all original licenses, permits and certificates of occupancy relating to the Property in Seller's actual possession, if any;

               (vii)    all  original   as-built  plans  and   specifications
                        relating  to  the   Property   in   Seller's   actual
                        possession, if any; and

               (viii) all keys to the Improvements in Seller's actual possession.

          (b) At or before Closing, Buyer shall deposit into escrow with the Title Company and/or cause the Title Company to issue and deliver to Seller the following items:

              (i)   funds necessary to close this transaction, subject to
                     any adjustments to be made pursuant to the terms and provisions of this Agreement;

             (ii) three (3) duly executed counterparts of the Bill of Sale; and

             (iii) three  (3)  duly  executed  counterparts  of the  Lease
                    Assignment.

         (c) Buyer and Seller shall each deposit such other instruments as are reasonably required by the Title Company, including evidence of organization and authorization, required to close the purchase and sale of the Property in accordance with the terms hereof, including, without limitation, an agreement (the "Designation Agreement") designating the Title Company as the "Reporting Person" for the transaction pursuant to Section 6045(e) of the Code and the regulations promulgated thereunder, and executed by Seller, Buyer and the Title Company. The Designation Agreement shall be substantially in the form attached hereto as Exhibit "E" and, in any event, shall comply with the requirements of
Section 6045(e) of the Code and the regulations promulgated thereunder.

         Section 8.4   Prorations
         (a) The following shall all be prorated as of 12:01 a.m. on the date of Closing, on the basis of a 365-day year: (i) rents, and all other income from the Property, if any, including, without limitation, any additional charges and expenses payable under the Leases, if any, all as and when actually collected (whether such collection occurs prior to, on, or after the Closing Date); (ii) real property taxes and assessments for the year in which the Closing occurs,
(iii) water, sewer and utility charges, (iv) amounts payable under any service contracts Buyer assumes at Closing for the month in which the Closing occurs and prior months, (v) annual permits (to the extent same are assigned to Buyer at Closing) and/or inspection fees (calculated on the basis of the period covered), and (vi) any other expenses relating to the operation and maintenance of the Property. Buyer shall include all rent arrearages, if any, on Buyer's monthly invoices or billings to tenants and promptly deliver to Seller any such rent arrearages that relate to periods prior to the Closing if and when collected by Buyer; provided, however, that rents received from delinquent tenants after the Closing Date that are designated for periods after Closing shall be applied first against tenant's current rent due and then against any delinquent rents. The amount of any security or other deposits required to be returned to tenant's under the Leases by Seller, if any, shall be credited against the cash portion of the Purchase Price; accordingly, Seller shall retain the deposits and Buyer shall be responsible for handling such deposits in accordance with the Leases and applicable law. Seller shall retain all utility deposits, if any. Seller and Buyer hereby agree that if any of the aforesaid prorations cannot be calculated accurately on the Closing Date, then the same shall be calculated within thirty
(30) days after the Closing Date, or as soon as sufficient information is available to permit the parties to accurately calculate such proration(s), and either party owing the other party a sum of money based on such subsequent proration(s) shall pay said sum to the other party within ten (10) days after such calculation is made; provided, however, that the tax proration referenced in Section (ii) herein shall be final as of the date of Closing. Seller shall be responsible for payment in full of all real estate taxes and assessments for years prior to the Closing.

         (b) Seller shall pay the premium for the Title Policy except for that portion to delete the so-called "survey exception." Buyer shall pay all expenses associated with the performance of Buyer's due diligence pursuant to Section 2.1 above. Escrow fees and recording charges and any other expenses of the escrow for the sale shall be split equally between Buyer and Seller. Buyer shall pay the costs of the execution and filing of the Deed. All costs and charges described in this paragraph shall be paid at Closing. Any bills received after the Closing and not previously prorated in escrow shall be divided as provided herein, and shall be paid promptly upon receipt of a bill therefor, and any and all other costs and expenses relating to the purchase and sale transaction contemplated hereby shall be paid by the party incurring same.

                                   ARTICLE IX
                        PROVISIONS WITH RESPECT TO DEFAULT

          Section 9.1 Default by Seller. In the event Seller fails to consummate the transactions contemplated herein for any reason (except in the event of a breach or violation by Buyer of any representation or warranty of Buyer set forth herein, a failure by Buyer to perform its obligations hereunder or to consummate the transactions contemplated herein or the termination hereof pursuant to a right granted to Buyer or Seller hereunder to do so) or if Seller has materially breached a representation or warranty, Buyer may either (i) terminate this Agreement by notifying Seller thereof, and thereupon shall be entitled to a return of the Deposit, as its sole and exclusive remedy and relief hereunder, or (ii) enforce specific performance of this Agreement, as its sole and exclusive remedy and relief hereunder. Seller shall not be liable to Buyer for any actual, punitive, speculative, consequential or other damages; provided, however, that if specific performance is not available Buyer shall be entitled to its reasonable, out of pocket expenses associated with this Agreement in lieu thereof. Buyer hereby waives any and all remedies and relief.

          Section 9.2 Default by Buyer. If the sale and purchase of the Property contemplated by this Agreement is not consummated because of Buyer's default, Seller, as its sole and exclusive remedy, shall terminate this Agreement by notifying Buyer thereof, and thereupon shall be entitled to the Deposit. It is hereby agreed that Seller's damages in the event of a default by Buyer hereunder are uncertain and impossible to ascertain, and that the Deposit constitutes a reasonable pre-estimate of such damages and Seller's retention thereof is intended not as a penalty, but as full liquidated damages. The right to retain the Deposit as full liquidated damages is Seller's sole and exclusive remedy in the event of default hereunder by Buyer, except, however, for the indemnification obligations of Buyer under this Agreement, for the breach of which Seller may exercise any and all rights or remedies available at law or in equity.

                                      ARTICLE X
                                   MISCELLANEOUS

          Section 10.1 Notices. Any notices required or permitted to be given hereunder shall be given in writing and shall be delivered (i) in person, including, without limitation, delivery by a courier that provides a receipt, (ii) by certified mail, postage prepaid, return receipt requested, (iii) by a commercial overnight courier that guarantees next day delivery and provides a receipt or (iv) by telefacsimile, provided such notice is also given in one of the methods described in clauses (i)-(iii) above, and such notices shall be addressed as follows:

         To Seller:                 BRE-N, Inc.
                                    15770 N. Dallas Parkway, Suite 300
                                    Dallas, Texas  75248
                                    Attention:  Mr. David Alexander
                                    Fax No.:  (972) 404-4002
                                    Tel. No.:  (972) 404 4000

         with a copy to:   Jenkens & Gilchrist, A Professional Corporation
                                    1445 Ross Avenue, Suite 3200
                                    Dallas, Texas  75202
                                    Attention:  T. Mitchell Dooley
                                    Fax No.:  (214) 855-4300
                                    Tel. No.:  (214) 855-4359

         To Buyer:                  Homes For America Holdings, Inc.
                                    6003 Abrams Road
                                    Dallas, Texas 75231
                                    Attention:  Mark MacFarlane
                                    Fax No.:  (___) ___-____
                                    Tel. No.:  (___) ___-____


         with a copy to:   Ray Khirallah
                                    Donohoe, Jameson & Carroll
                                    3400 Renaissance Tower
                                    1201 Elm Street
                                    Dallas, Texas 75270
                                    Fax No.:  (214) 744-9700
                                    Tel. No.:  (214) 698-3881

or to such other address as either party may from time to time specify in writing to the other party. Any notice shall be effective only upon delivery.

          Section 10.2 Entire Agreement. This Agreement, together with the Exhibits and Schedules hereto, contains all representations, warranties and covenants made by Buyer and Seller and constitutes the entire understanding between the parties hereto with respect to the subject matter hereof. Any prior correspondence, memoranda, letters of intent or agreements are replaced in total by this Agreement together with the Exhibits and Schedules hereto.

          Section 10.3 Time. Time is of the essence in the performance by each of the parties of their respective obligations contained herein. In the event that a date for performance of any obligation under this Agreement or expiration of any time period falls on a Saturday, Sunday or a holiday on which national banks are required to be closed, the date for performance of such obligation or expiration of such time period shall be adjusted to be the next occurring calendar day which is not a Saturday, Sunday or bank holiday.

          Section 10.4 Attorneys' Fees. If either party hereto fails to perform any of its obligations under this Agreement or if any dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Agreement, then the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all reasonable costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment. The provisions of this Section shall control over any conflicting provision contained in this Agreement.

          Section 10.5 No Merger. The obligations contained herein shall not merge with the transfer of title to the Property but shall remain in effect until fulfilled in accordance with the terms hereof.

          Section 10.6 Assignment. Buyer's rights and obligations hereunder shall not be assignable without the prior written consent of Seller, which consent may be given or withheld in Seller's sole and absolute discretion; provided, however, that Buyer may assign its rights and obligations hereunder to an entity controlled by or affiliated with Buyer with five (5) days prior, written notice to Seller.

          Section 10.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

          Section 10.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

          Section 10.9 Interpretation of Agreement. The article, section and other headings of this Agreement are for convenience of reference only and shall not be construed to affect the meaning of any provision contained herein. Where the context so requires, the use of the singular shall include the plural and vice versa and the use of the masculine shall include the feminine and the neuter. The term "Person" shall include any individual, partnership, joint venture, corporation, trust, unincorporated association, any other entity and any government or any department or agency thereof, whether acting in an individual, fiduciary or other capacity.

          Section 10.10 Amendments. This Agreement may be amended or modified only by a written instrument signed by Buyer and Seller.

          Section 10.11 Drafts Not an Offer to Enter into a Legally Binding Contract. The parties hereto agree that the submission of a draft of this Agreement by one party to another is not intended by either party to be an offer to enter into a legally binding contract with respect to the purchase and sale of the Property. The parties shall be legally bound with respect to the purchase and sale of the Property pursuant to the terms of this Agreement only if and when the parties have been able to negotiate all of the terms and provisions of this Agreement in a manner acceptable to each of the parties in their respective sole discretions, including, without limitation, all of the Exhibits and Schedules hereto, and both Seller and Buyer have fully executed and delivered to each other a counterpart of this Agreement, including, without limitation, all Exhibits and Schedules hereto.

          Section 10.12 No Partnership The relationship of the parties hereto is solely that of seller and buyer with respect to the Property and no joint venture or other partnership exists between the parties hereto. Neither party has any fiduciary relationship hereunder to the other.

               Section 10.14 Exhibits. The Exhibits and Schedules specified in the Table of Contents are attached to this Agreement and by this reference made a part hereof.

         The parties hereto have executed this Agreement as of the date first written above.

                                     SELLER:

                                  BRE-N, INC.,
                                  a Texas corporation

                                  By:   s/s David Alexander
                                        -----------------------------
                                  Name: David Alexander
                                        -----------------------------
                                  Title:Vice President
                                        -----------------------------

                                  BUYER:

                                  HOMES FOR AMERICA HOLDINGS, INC.

                                  By:   s/s Robert A. MacFarlane
                                        -----------------------------
                                  Name: Robert A. MacFarlane
                                        -----------------------------
                                  Title:Chief Executive Officer
                                        -----------------------------
                                        7-13-98


                          JOINDER OF THE TITLE COMPANY

         The Title Company joins in the execution of this Agreement for the sole purpose of acknowledging the Title Company's receipt of (i) an executed copy of this Agreement and (ii) the Deposit.

                          SAFECO LAND TITLE

                          By:    s/s Maggie Fielding
    7-14-98                      -----------------------------
                          Name:  Maggie Fielding
                                 -----------------------------
                          Title: Executive Vice President
                                 -----------------------------


                              JOINDER OF THE BROKER

         The Brokers joins in the execution of this Agreement for the sole purpose of evidencing its agreement with the provisions of Section 6.1 herein.

                          PINNACLE REALTY

                          By:    s/s Tom Hood
                                 --------------------------
                          Name:  Tom Hood
                                 --------------------------
                          Title: Vice President
                                 --------------------------